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                            INDEMNIFICATION AGREEMENT

         This INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into as of the ____ day of July, 2001, by and between Matador Petroleum Corporation, a Texas corporation (the "Company"), and ______________ ("Indemnitee").

                                    RECITALS:

         A. Competent and experienced persons are reluctant to serve or to continue to serve corporations as directors, officers, or in other capacities unless they are provided with adequate protection through insurance or indemnification (or both) against claims and actions against them arising out of their service to and activities on behalf of those corporations.

         B. The current uncertainties relating to the availability of adequate insurance for directors and officers have increased the difficulty for corporations to attract and retain competent and experienced persons.

         C. The Board of Directors of the Company has determined that the continuation of present trends in litigation will make it more difficult to attract and retain competent and experienced persons, that this situation is detrimental to the best interests of the Company's stockholders, and that the Company should act to assure its directors and officers that there will be increased certainty of adequate protection in the future.

         D. It is reasonable, prudent, and necessary for the Company to obligate itself contractually to indemnify its directors and officers to the fullest extent permitted by applicable law in order to induce them to serve or continue to serve the Company.

         E. Indemnitee is willing to serve and continue to serve the Company on the condition that he be indemnified to the fullest extent permitted by law.

         F. Concurrently with the execution of this Agreement, Indemnitee is agreeing to serve or to continue to serve as a director or officer of the Company.


                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing premises, Indemnitee's agreement to serve or continue to serve as a director or officer of the Company, and the covenants contained in this Agreement, the Company and Indemnitee hereby covenant and agree as follows:

         1.   CERTAIN DEFINITIONS:

              For purposes of this Agreement:

              (a) "Acquiring Person" shall mean any Person other than (i) the Company, (ii) any of the Company's Subsidiaries, (iii) any employee benefit plan of the Company or of a


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Subsidiary of the Company or of a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (iv) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Subsidiary of the Company or of a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

              (b)   "Change in Control" shall be deemed to have occurred if:

                    (i) any Acquiring Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")), directly or indirectly, of securities of the Company representing fifty percent or more of the combined voting power of the then outstanding Voting Securities of the Company; or

                    (ii) members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors of the Company; or

                    (iii) the Company merges or consolidates with any other corporation or entity, or the Company or the stockholders of the Company and holders of voting securities in such other corporation or entity participate in a securities exchange, other than a merger, consolidation or securities exchange that would result in the Voting Securities of the Company outstanding immediately before the completion thereof continuing to represent a majority of the combined voting power of the Voting Securities of the surviving entity (or its parent) outstanding immediately after that merger, consolidation or securities exchange; or

                    (iv) the Company liquidates, sells or disposes of all or substantially all the Company's assets in one transaction or series of transactions, other than a liquidation, sale or disposition of all or substantially all the Company's assets in one transaction or a series of related transactions to an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

              (c) "Claim" shall mean any threatened, pending or completed action, suit or proceeding (including, without limitation, securities laws actions, suits and proceedings and also any crossclaim or counterclaim in any action, suit or proceeding), whether civil, criminal, arbitral, administrative or investigative in nature, or any inquiry or investigation (including discovery), whether conducted by the Company or any other Person, that Indemnitee in good faith believes might lead to the institution of any action, suit or proceeding.

              (d) "Expenses" shall mean all costs, expenses (including attorneys' and expert witnesses' fees), and obligations paid or incurred in connection with investigating, defending (including affirmative defenses and counterclaims), being a witness in, or participating in (including on appeal), or preparing to defend, be a witness in, or participate in, any Claim relating to any Indemnifiable Event.

              (e) "Incumbent Board" shall mean individuals who, as of July ___, 2001, constitute the Board of Directors of the Company and any other individual who becomes a director of the Company after that date and whose election or appointment by the Board of

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Directors or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board.

              (f) "Indemnifiable Event" shall mean any actual or alleged act, omission, statement, misstatement, event or occurrence related to the fact that Indemnitee is or was a director, officer, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of any actual or alleged thing done or not done by Indemnitee in any such capacity. For purposes of this Agreement, the Company agrees that Indemnitee's service on behalf of or with respect to any Subsidiary or employee benefits plan of the Company or any Subsidiary of the Company shall be deemed to be at the request of the Company.

              (g) "Indemnifiable Liabilities" shall mean all Expenses and all other liabilities, damages (including, without limitation, punitive, exemplary, and the multiplied portion of any damages), judgments, payments, fines, penalties, amounts paid in settlement and awards paid or incurred that arise out of, or in any way relate to, any Indemnifiable Event.

              (h) "Person" shall mean any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or any other entity. A Person, together with that Person's Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single "Person."

              (i) "Potential Change in Control" shall be deemed to have occurred if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control; (ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions that, if consummated, would constitute a Change in Control; or
(iii) the Board of Directors of the Company adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

              (j) "Reviewing Party" shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board (including Special Counsel referred to in Section 4) who is not a party to the particular Claim for which Indemnitee is seeking indemnification.

              (k) "Special Counsel" shall mean special, independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or for Indemnitee within the last three years (other than as Special Counsel under this Agreement or similar agreements).


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              (l)   "Subsidiary" shall mean, with respect to any Person, any
corporation or other entity of which a majority of the voting power of the voting equity securities or a majority of the equity interest is owned, directly or indirectly, by that Person.

              (m) "Voting Securities" shall mean any securities that vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

         2.   INDEMNIFICATION AND EXPENSE ADVANCEMENT.

              (a) The Company shall indemnify Indemnitee and hold Indemnitee harmless to the fullest extent permitted by law, as soon as practicable but in any event no later than 30 days after written demand is presented to the Company, from and against any and all Indemnifiable Liabilities. Notwithstanding the foregoing, the obligations of the Company under this Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which Special Counsel is involved) that Indemnitee is not permitted to be indemnified under applicable law. Nothing contained in this Agreement shall require any determination under the preceding sentence of this Section 2(a) to be made by the Reviewing Party prior to the disposition or conclusion of the Claim against the Indemnitee.

              (b) If so requested in writing by Indemnitee, the Company shall advance to Indemnitee all Expenses incurred by Indemnitee (or, if applicable, reimburse Indemnitee for any and all Expenses incurred by Indemnitee and previously paid by Indemnitee) (an "Expense Advance") within ten business days after such request and delivery by Indemnitee of an undertaking to repay Expense Advances if and to the extent such undertaking is required by applicable law prior to the Company's payment of Expense Advances. The Company shall be obligated from time to time at the request of Indemnitee to make or pay an Expense Advance in advance of the final disposition or conclusion of any Claim. In connection with any request for an Expense Advance, if requested by the Company, Indemnitee or Indemnitee's counsel shall submit an affidavit stating that the Expenses to which the Expense Advances relate are reasonable. Any dispute as to the reasonableness of any Expense shall not delay an Expense Advance by the Company. If, when, and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be indemnified with respect to a Claim under applicable law, the Company shall be entitled to be reimbursed by Indemnitee and Indemnitee hereby agrees to reimburse the Company without interest (which agreement shall be an unsecured obligation of Indemnitee) for all related Expense Advances theretofore made or paid by the Company; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee could be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding, and Indemnitee shall not be required to reimburse the Company for any Expense Advance, and the Company shall be obligated to continue to make Expense Advances, until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has not been a Potential Change in Control or a Change in Control, the Reviewing Party shall be selected by the Board of Directors of the Company. If there has been a Potential Change in Control or a Change in Control, the Reviewing Party shall be advised by or shall be Special


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Counsel referred to in Section 4 hereof, if and as Indemnitee so requests. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or part under applicable law, Indemnitee shall have the right to commence litigation in any court in the state of Texas having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

         3. Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of any Claim, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, give reasonable notice to the Company of the commencement thereof; but the omission so to notify the Company will not relieve the Company from any liability which it may have to Indemnitee unless the Company can demonstrate by clear and convincing evidence that it was materially prejudiced by the failure to receive such notice. With respect to any such Claim as to which Indemnitee becomes involved:

              (a) The Company will be entitled to participate therein at its own expense; and

              (b) Except as otherwise provided below, to the extent that it may wish, the Company may, jointly with any other indemnifying party, assume the defense thereof, with outside counsel which must be reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof (and consent of Indemnitee as to the Company's choice of outside counsel, which consent will not be unreasonably withheld), the Company will be liable to Indemnitee under this Agreement for all Expenses (subject to Section 12 below and other than as provided below with respect to attorneys' fees) incurred in connection therewith. Indemnitee shall have the right to employ personal counsel in proceedings related to such Claim, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof (and consent of Indemnitee as to the Company's choice of outside counsel) shall be at the expense of Indemnitee, unless (i) the employment of counsel for Indemnitee has been authorized by the Company, (ii) Indemnitee shall have concluded in good faith that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense (or part of the defense) of such action, or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Claim brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

              (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any Indemnifiable Liabilities paid in settlement of any Claim effected without its written consent. The Company shall not settle any Claim in any manner which would impose any penalty, sanction or limitation on Indemnitee, or otherwise indicate the existence of any wrongful act by Indemnitee, without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement. Without intending


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to limit the circumstances in which it would be unreasonable for the Company to withhold its consent to a settlement, the parties hereto agree it would be unreasonable for the Company to withhold its consent to a settlement in an amount that did not exceed, in the business judgment of the Board of Directors of the Company, the estimated amount of Expenses of Indemnitee to litigate the Claim to conclusion, provided that there is no other materially adverse consequence to the Company from such settlement.

         4. CHANGE IN CONTROL. The Company agrees that, if there is a Potential Change in Control or a Change in Control and if Indemnitee requests in writing that Special Counsel advise the Reviewing Party or be the Reviewing Party, then the Company shall not (i) deny any indemnification payments (and Expense Advances shall continue to be paid by the Company pursuant to Section 2(b)) that Indemnitee requests or demands under this Agreement or any other agreement or law now or hereafter in effect relating to Claims for Indemnifiable Events, or (ii) request or seek reimbursement from Indemnitee of any indemnification payment or Expense Advances unless, in either case, Special Counsel has rendered its written opinion to the Company and Indemnitee that the Company was not or is not permitted under applicable law to pay Indemnitee and to allow Indemnitee to retain such indemnification payment or Expense Advances. However, if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee could be indemnified under applicable law, any determination made by Special Counsel that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding, and Indemnitee shall not be required to reimburse the Company for any Expense Advance, and the Company shall be obligated to continue to make Expense Advances, until a final judicial determination is made with respect thereto (as to which all rights of appeal therefore have been exhausted or lapsed). The Company agrees to pay the reasonable fees of Special Counsel and to indemnify Special Counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or Special Counsel's engagement pursuant hereto.

         5. INDEMNIFICATION FOR ADDITIONAL EXPENSES. The Company shall indemnify Indemnitee against any and all costs and expenses (including attorneys' and expert witnesses' fees) and, if requested by Indemnitee, shall (within two business days of that request) advance those costs and expenses to Indemnitee, that are incurred by Indemnitee if Indemnitee, whether by formal proceedings or through demand and negotiation without formal proceedings: (a) seeks to enforce Indemnitee's rights under this Agreement,
(b) seeks to enforce Indemnitee's rights to expense advancement or indemnification under any other agreement or provision of the Company's Articles of Incorporation (the "Articles of Incorporation"), or Bylaws (the "Bylaws"), now or hereafter in effect relating to Claims for Indemnifiable Events, or (c) seeks recovery under any directors' and officers' liability insurance policies maintained by the Company, in each case regardless of whether Indemnitee ultimately prevails. To the fullest extent permitted by law, the Company waives any and all rights that it may have to recover its costs and expenses from Indemnitee.

         6. PARTIAL INDEMNITY. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some, but not all, of Indemnitee's Indemnifiable Liabilities, the Company shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.


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         7.   CONTRIBUTION.

              (a) CONTRIBUTION PAYMENT. To the extent the indemnification provided for under any provision of this Agreement is determined (in the manner herein provided) not to be permitted under applicable law, the Company, in lieu of indemnifying Indemnitee, shall, to the extent permitted by law, contribute to the amount of any and all Indemnifiable Liabilities incurred or paid by Indemnitee for which such indemnification is not permitted. The amount the Company contributes shall be in such proportion as is appropriate to reflect the relative fault of Indemnitee, on the one hand, and of the Company and any and all other parties (including officers and directors of the Company other than Indemnitee) who may be at fault (collectively, including the Company, the "Third Parties"), on the other hand.

              (b) RELATIVE FAULT. The relative fault of the Third Parties and the Indemnitee shall be determined (i) by reference to the relative fault of Indemnitee as determined by the court or other governmental agency or (ii) to the extent such court or other governmental agency does not apportion relative fault, by the Reviewing Party (which shall include Special Counsel) after giving effect to, among other things, the relative intent, knowledge, access to information and opportunity to prevent or correct the relevant events, of each party, and other relevant equitable considerations. The Company and Indemnitee agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does take account of the equitable considerations referred to in this Section 7(b).

         8. BURDEN OF PROOF. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified under any provision of this Agreement or to receive contribution pursuant to Section 7 of this Agreement, to the extent permitted by law the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

         9. NO PRESUMPTION. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval), or conviction, or upon a plea of nolo contendere, or its equivalent, or an entry of an order of probation prior to judgment shall not create a presumption (other than any presumption arising as a matter of law that the parties may not contractually agree to disregard) that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

         10. NON-EXCLUSIVITY. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Bylaws or Articles of Incorporation or the Texas Business Corporation Act or otherwise. To the extent that a change in the Texas Business Corporation Act (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Bylaws or Articles of Incorporation and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by that change. Indemnitee's rights under this Agreement shall not be diminished by any amendment to the Articles of Incorporation or Bylaws, or of any other agreement or instrument to which Indemnitee is not a party, and shall not diminish any other rights which Indemnitee now or in the future has against the Company.


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         11.  LIABILITY INSURANCE.

              (a) MAINTENANCE OF D&O INSURANCE. The Company hereby covenants and agrees that, so long as the Indemnitee shall continue to serve as an agent of the Company and thereafter so long as the Indemnitee shall be subject to any possible proceeding by reason of the fact that the Indemnitee was an agent of the Company, the Company, subject to Section 11(c), shall promptly obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.

              (b) RIGHTS AND BENEFITS. In all policies of D&O Insurance, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if the Indemnitee is a director; or of the Company's officers, if the Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, if the Indemnitee is not a director or officer but is a key employee.

              (c) LIMITATION ON REQUIRED MAINTENANCE OF D&O INSURANCE. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.

         12. EXCEPTIONS. Notwithstanding any other provision of this Agreement, the Company shall not be obligated pursuant to the terms of this
Agreement:

              (a) EXCLUDED ACTION OR OMISSIONS. To indemnify Indemnitee for Expenses resulting from acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law, provided, however, that notwithstanding any limitation set forth in this
Section 12(a) regarding the Company's obligation to provide indemnification, Indemnitee shall be entitled under Section 2(b) to receive Expense Advances hereunder with respect to any such Claim unless and until a court having jurisdiction over the Claim shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has engaged in acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law.

              (b)   CLAIMS INITIATED BY INDEMNITEE. To indemnify or make
Expense Advances to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Articles of Incorporation or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under the Texas Business Corporation Act, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, or insurance recovery, as the case may be.


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              (c)   LACK OF GOOD FAITH. To indemnify Indemnitee for any
Expenses incurred by the Indemnitee with respect to any action instituted (i) by Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action determines that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous, or (ii) by or in the name of the Company to enforce or interpret this Agreement, if a court having jurisdiction over such action determines that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous.

              (d) CLAIMS UNDER SECTION 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Exchange Act, or any similar successor statute; provided, however, that notwithstanding any limitation set forth in this Section 12(d) regarding the Company's obligation to provide indemnification, Indemnitee shall be entitled under Section 2(b) to receive Expense Advances hereunder with respect to any such Claim unless and until a court having jurisdiction over the Claim shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has violated said statute.

              (e) DISHONESTY. To indemnify Indemnitee on account of any Claim made against Indemnitee brought about or contributed to by the dishonesty of Indemnitee seeking payment hereunder; however, notwithstanding the foregoing, Indemnitee shall be protected under this Agreement as to any Claims upon which suit may be brought against him by reason of any alleged dishonesty on his part unless a final adjudication adverse to Indemnitee shall establish that he committed (i) acts of active and deliberate dishonesty (ii) with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated. In determining whether any alleged dishonesty was active and deliberate, there shall be taken into consideration any discussion with and instructions from the supervisors of Indemnitee with Indemnitee regarding the acts alleged to constitute the dishonesty.

         13.  DURATION OF AGREEMENT.

              (a) This Agreement shall continue until and terminate upon the later of (i) the tenth anniversary after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Section 1(f) of this Agreement or (ii)(A) the final termination or resolution of all Claims with respect to Indemnitee commenced during such 10-year period and (B) either (x) receipt by Indemnitee of the indemnification to which he is entitled hereunder with respect thereto or (y) a final adjudication or binding arbitration that Indemnitee is not entitled to any further indemnification with respect thereto, as the case may be.

         14. AMENDMENTS. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any provision of this Agreement shall be effective unless in a writing signed by the party granting the waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall that waiver constitute a continuing waiver.


                                       9
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         15.  OTHER SOURCES. Indemnitee shall not be required to exercise any rights that Indemnitee may have against any other Person (for example, under an insurance policy) or before Indemnitee enforces his rights under this Agreement. However, to the extent the Company actually indemnifies Indemnitee or advances him Expenses, the Company shall be subrogated to the rights of Indemnitee and shall be entitled to enforce any such rights which Indemnitee may have against third parties. Indemnitee shall assist the Company in enforcing those rights if the Company pays his costs and expenses of doing so. If Indemnitee is actually indemnified or advanced Expenses by any third party, then, for so long as Indemnitee is not required to disgorge the amounts so received, to that extent the Company shall be relieved of its obligation to indemnify Indemnitee or advance Indemnitee Expenses.

         16. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or, at the Company's request, another enterprise, and regardless of whether the Indemnitee left the position with the Company or such other enterprise voluntarily or involuntarily.

         17. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, that provision shall be fully severable; this Agreement shall be construed and enforced as if that illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions shall remain in full force and effect and shall not be affected by the illegal invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of that illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to the illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         18. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas applicable to contracts made and to be performed in that state without giving effect to the principles of conflicts of laws.

         19. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         20. NOTICES. Whenever this Agreement requires or permits notice to be given by one party to the other, such notice must be in writing to be effective and shall be deemed delivered and received by the party to whom it is sent upon actual receipt (by any means) of such notice. Receipt of a notice by the Secretary or President of the Company shall be deemed receipt of such notice by the Company.

         21. COMPLETE AGREEMENT. This Agreement constitutes the complete understanding and agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.


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


         22. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

         EXECUTED as of the date first written above.

                                       MATADOR PETROLEUM CORPORATION

                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------


                                       INDEMNITEE


                                           ---------------------------------
                                           [Name of Indemnitee]








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